Exhibit 32(d)

                                  CERTIFICATION

                             18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Gulf Power Company for for the year ended December 31, 2003, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

(1) such Annual Report on Form 10-K of Gulf Power Company for the year ended December 31, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of Gulf Power Company for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Gulf Power Company.



                                                    /s/Susan N. Story
                                                      Susan N. Story
                                           President and Chief Executive Officer



                                                  /s/Ronnie R. Labrato
                                                    Ronnie R. Labrato
                                         Vice President, Chief Financial Officer
                                                     and Comptroller

Date:  March 1, 2004